 Corporate Presentation July 2010
 Frank Condella, President and CEO
 Larry Gyenes, CFO

 This presentation contains forward-looking statements, which statements are indicated by the words
 “may,” “will,” “plans,” “believes,” “expects,” “anticipates,” “potential,” and similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially from those projected in the forward-looking statements.
 Factors that might cause future results to differ include, but are not limited to, the following: the successful marketing of CRINONE® (progesterone gel) by Watson Pharmaceuticals, Inc., in the United
 States; the successful marketing of CRINONE by Merck Serono outside the United States; the timely and successful completion of the ongoing Phase III PREGNANT (PROCHIEVE® (progesterone gel)
 Extending Gestation A New Therapy) Study of PROCHIEVE 8% to reduce the risk of preterm birth in women with a short cervix at mid-pregnancy; successful development of a next-generation vaginal progesterone product; success in obtaining acceptance and approval of new products and new indications for current products by the United States Food and Drug Administration and international regulatory agencies; the impact of competitive products and pricing; the timely and successful negotiation of partnerships or other transactions; the strength of the United States dollar relative to international currencies, particularly the euro; competitive economic and regulatory factors in the pharmaceutical and healthcare industry; general economic conditions; and other risks and uncertainties that may be detailed, from time-to-time, in Columbia’s reports filed with the SEC.
 All forward-looking statements contained herein are neither promises nor guarantees. Columbia does not undertake any responsibility to revise or update any forward-looking statements.

 } Frank C. Condella, Jr. - President and CEO, Director
 ◦ Chairman of SkyePharma
 ◦ Formerly CEO of SkyePharma; European President of IVAX Corporation;
 CEO of Faulding Pharmaceutical Co.; Vice President, Roche Laboratories
 } Lawrence A. Gyenes - SVP, CFO & Treasurer
 ◦ Formerly CFO at Acusphere, Zila, Savient & Reliant; 15 years at Searle
 } Michael McGrane - SVP, General Counsel and Secretary
 ◦ Formerly General Counsel, The Liposome Co.; Novartis Consumer Health
 } George W. Creasy, MD - VP, Clinical Research & Development
 • Fellow of the American College of Obstetricians and Gynecologists
 • Formerly spent 16 years Johnson & Johnson

 } Successful specialty pharmaceutical company
 leveraging our bioadhesive drug delivery system and
 clinical expertise to develop proprietary products
 } Marketed products:
 ◦ CRINONE® 8% progesterone vaginal gel
 – Sold worldwide for use in infertility treatments
 – Marketed by Watson (US) and Merck Serono (RoW)
 ◦ STRIANT® testosterone buccal system
 – Testosterone replacement for hypogonadal men
 – Marketed by Columbia (US), The Urology Company (UK) &
 Sandoz (Italy)

 } Transactions closed 7/2/2010
 } Watson acquired:
 ◦ Substantially all of CBRX progesterone assets
 ◦ 11.2 million shares CBRX common stock
 } Watson assumed responsibility for all US sales,
 marketing & distribution activities for CRINONE
 & PROCHIEVE
 } All CBRX debt retired

 } Watson paid CBRX:
 ◦ $62 million upfront for assets
 } Watson will pay CBRX:
 ◦ Ongoing royalties escalating from 10 to 20%
 ◦ Up to $45.5 million upon CBRX achievement of five
 milestones in the short cervix/preterm birth opportunity
 } Watson will directly fund:
 ◦ Cost of PREGNANT Study and NDA filing above $7 million
 from 1/1/10
 ◦ Cost of progesterone life-cycle management program

Nasdaq: CBRX
Recent market price (7/23/2010)	$0.94
Shares Outstanding	84.3 million
Market capitalization	$79.2 million
Cash and equivalents (7/2/2010)	$25.0+ million
Debt (7/2/2010)	$0.00

 } Birth of an infant before 37 completed weeks of
 gestation
 } 1 in 8 babies were born preterm in the US in 20081
 } #1 cause of neonatal mortality (<28 days) in US2
 } #2 cause of infant mortality (<1 year) in US2
 ◦ #1 cause of infant mortality for non-Hispanic black infants in
 US2
1 Martin, JA, Osterman MJK. Are Preterm Births on the Decline in the United States? Recent Data from the
 National Vital Statistics System. NCHS data brief, no. 39 Hyattsville, MD: National Center for Health Statistics,
 2010.
2  Mathews TJ, MacDorman MF.  National Vital Statistics Report 2006; 54:1-29; National Center for Health
 Statistics, 2003 period-linked birth/infant death data. Prepared by March of Dimes Perinatal Data Center, 2006.

Behrman RE et al. in: Behrman RE, Butler AS, eds. Preterm Birth: Causes, Consequences,
and Prevention. Washington, DC: The National Academies Press; 2006:329-354.
Lost household and
market productivity
$5.7 billion
Maternal delivery costs
$1.9 billion
Children’s early intervention
services
$611 million
Infant Costs
Special education services
$1.1 billion
Medical care services
$16.9 billion
~$51,600 per Preterm Infant

$1.7+ Billion Total US Market Opportunity
$225+ million market
potential
4.3 Million Births Annually
>2.5 - 3.0 cm
(20%)
$1.1+ billion
market potential
> 2.0 - 2.5 cm
(6%)
1.0 - 2.0 cm
(4%)
$340+ million market
potential
16 weeks X $83.31 week =
$1,333 per patient (at current price levels)

 } Studies have shown that “short cervix” is the most
 powerful predictor of preterm birth
 ◦ The risk of spontaneous preterm delivery increases as
 cervical length (CL) decreases
 } To assess risk, cervical length measurements must
 be taken at mid-pregnancy (18-22 weeks)
 ◦ Transvaginal ultrasound
 } A cervical length of <3.0cm is considered “short”
 } The shorter the cervix at mid-pregnancy, the higher
 the risk of PTB

 } To & Nicolaides 2006: Short cervix is the most important single predictor of PTB
 } Fonseca & Nicolaides 2007: Women with a short cervix
 responded to vaginal progesterone therapy
 } DeFranco 2007:
 ◦ PROCHIEVE 8% use was associated with a statistically significant reduction in PTB in women with CL ≤ 3.0 cm & < 2.8 cm
 ◦ PROCHIEVE 8% improved infant outcomes1 in women with
 baseline CL < 2.8 cm
 – Statistically significant reduction in Neonatal Intensive Care Unit
 (NICU) admissions
 – Statistically significant reduction in average NICU days
1 First study to show this

progesterone
placebo
33 investigators
n=116 (58 Prochieve, 58 Placebo)
Baseline Cervical Length ≤ 3.0 cm
Baseline Cervical Length < 2.8 cm
progesterone
placebo
22 Investigators
N=46 (19 Prochieve, 27 Placebo)
Fishers Exact Test
at <32 weeks*:
(p = 0.014)
The Kaplan-Meier method was
used for calculation; (Wilcoxon
P = 0.043).
DeFranco et al, Ultrasound Obstet
Gynecol. 2007; 30: 697-705.

 p=0.016
p=0.077
p=0.16
DeFranco et al, Ultrasound Obstet
Gynecol. 2007; 30: 697-705.

 p=0.013
p=0.026
p=0.05
DeFranco et al, Ultrasound Obstet
Gynecol. 2007; 30: 697-705.

 } Common interventions (bed rest, tocolytics,
 antibiotics, and cervical cerclage) have proven to be
 of little or no benefit1,2
 } PROCHIEVE is the most promising treatment to
 reduce PTB and improve infant outcomes in women
 with a short cervix
 } PROCHIEVE 8% progesterone vaginal gel has a long
 history of safety and convenience
1 Nicolaides et al,  The Lancet. 2004; 363:1849-1853.
2 Smith et al, Eur J Obstet Gynecol Reprod Biol. 2009; 142:3-11.

 } Phase III clinical trial with PROCHIEVE 8%
 ◦ Double-blind, placebo controlled
 ◦ Enrolled 465 pregnant women with cervical length 1.0-2.0cm
 ◦ 40+ centers (US & abroad)
 ◦ Primary endpoint: a reduction in preterm births at ≤32 6/7 weeks vs. placebo
 ◦ Improved infant outcomes important secondary endpoint
 } NIH co-sponsor
 ◦ Validates science and design of trial

 } Enrollment complete     June 2010
 } Last infant is born    Q4 2010
 } Report study outcomes    Around Y/E 2010
 } File with FDA*     2011
 } FDA decision*     2011/2012**
*Assuming positive outcome
**PDUFA limits review time to 10 months;
could shorten to 6 months if granted
priority review

 } Solid track record in development of women’s health
 products:
 ◦ Bioadhesive products
 ◦ Vaginal delivery systems
 } Unique expertise in clinical development in PTB
 } Proven ability to design and successfully manage
 complex global development projects, including
 collaboration with NIH
 } Expertise in utilizing technology platform in multiple
 therapeutic areas

 } Progesterone delivery (2013)*
 } Progressive hydration for extended release (2019)
 } First Uterine Pass Effect (2018)
 } pH buffering to prevent preterm labor (2018)
 } Treatment of endometriosis/infertility with β-adrenergic agonists (2020)
 } Carbamide peroxide for bacterial vaginosis (2022)
 } Local anesthetic for chronic pelvic pain (2022) pending
 } Extended release ionic treating agents (2023) pending
 } Progesterone for treatment of preterm (2028) pending*
*Progesterone-specific patents were transferred to Watson
following the close of the Watson Transactions

Polycarbophil:
hydrogen bonding
with the cell surface
Active entrapped in
the cross-linked polymer
polycarbophil
Bioadhesive gel,
tablet or system
with active
Adheres to mucosal surface
Discharged upon normal cell
turnover:
 Oral mucosa up to 24
 hours
 Vaginal epithelium 72+
 hours
Subcutaneous
tissue

 Results in drug delivery
 directly to the endometrium
 with minimal systemic levels
CRINONE® 8% (progesterone gel) (90 mg)
IM progesterone (50 mg)
Cicinelli E et al. Obstet Gynecol. 2000; 95: 403-406.

Product	Indication	Clinical Stage	Market Opportunity
Crinone/Prochieve 8% Vaginal Gel	Reduce risk of preterm birth in women with a short cervix in mid -pregnancy	Pivotal Phase III	$1.7 billion (US)
Crinone/Prochieve 8% Next generation	Lifecycle management program: ART (Infertility)	Phase I underway	$300+ million (US)
Crinone/Prochieve 8% Next generation	Lifecycle management program: Preterm Birth	Phase I underway	$1.7 billion (US)
COL-2401 Vaginal Tablet	Treatment and prevention of bacterial vaginosis (BV)	Preclinical work in-process	$200+ million (US)
COL-1777 Vaginal delivery	Fibroid reduction	Phase I work underway	$1.2 billion (US)
COL-1077 Vaginal Gel	Treatment of chronic pelvic pain (CPP)	Pilot clinical work complete	$1.5 billion (US)

 } Most common bacterial infection for women of
 childbearing years
 ◦ 7.4 million new cases annually (US est.)
 } Involves an imbalance in the vaginal bacterial ecosystem, such that natural flora are diminished
 } Current treatments: antibiotics given orally or intravaginally
 ◦ Significant side effects from oral forms
 ◦ Patients report greater satisfaction with intravaginal forms
 } Risk factor for preterm birth
 } High recurrence rate

 } Facilitates restoration of normal, protective bacteria
 } Maintains normal pH to prevent growth of harmful
 bacteria
 } Vaginally administered
 } Natural bacteriostatic agent
 } $200+ million US market opportunity
 } Patent protection to 2022

 } Symptoms include excessive vaginal bleeding, pelvic
 pressure and anemia
 ◦ Increased risk of infertility and pregnancy complications
 } Affects 30 million women (up to 20%) in US
 } Most common indication for hysterectomy
 } Health care costs >$2 billion in 1997 for surgical
 management of uterine fibroids
 } $1.2 billion market opportunity

 } Current treatment options
 ◦ Medications such as GnRH agonists
 – Side effects: menopausal symptoms & bone loss
 – Short-term therapy only
 ◦ Surgical hysterectomy or myomectomy
 – Hysterectomy not an option for women who want to preserve childbearing capacity
 } COL-1777 could
 ◦ Avoid menopausal side effects caused by GnRH agonists
 ◦ Avoid costs and side effects of surgery
 ◦ Preserve childbearing ability
 } Patent protection to 2019

*2008 net revenues include $2.9 million in previously deferred revenue for
STRIANT licensing fees from Ardana as a results of its bankruptcy in Q2 2008.

• A modest 12% increase in product sales to $17 million
 would match the 2009 product contribution margin
• The above excludes Merck Serono revenues, which
 contributed another $9 million in revenues and $6 million in contribution margin in 2009

 } Strong cash balance; debt free
 } Ongoing royalty revenues from Watson & Merck
 Serono
 } STRIANT sales
 } Potential milestone payments
 } Significantly lower operating expenses
 } Cash burn rate ~ $1 million/quarter through YE 2010
 } With successful PREGNANT Study outcome CBRX
 will be cash flow & earnings positive on an annual
 basis from that point forward

Investor Relations Contacts
Larry Gyenes Chief Financial Officer, Columbia Laboratories, Inc.	Seth Lewis Vice President, The Trout Group
T: (973) 486-8860	T: (646) 378-2952
lgyenes@columbialabs.com	slewis@troutgroup.com
www.columbialabs.com	www.cbrxir.com